UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2026

ROADZEN INC.

(Exact name of Registrant as Specified in Its Charter)

British Virgin Islands	001-41094	98-1600102
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Anza Blvd Suite 109
Burlingame, California	94010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (347) 745-6448

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.0001 per share	RDZN	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one ordinary share, each at an exercise price of $11.50 per share	RDZNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On March 31, 2026, Roadzen Inc. (the “Company”) held their Annual General Meeting of Shareholders (the “Annual Meeting”). On March 2, 2025, the record date for the Annual Meeting, there were 79,663,984 Ordinary Shares of the Company, par value $0.0001 per share (“Ordinary Shares”) entitled to be voted at the Annual Meeting. At the Annual Meeting, 54,457,674 of the Ordinary Shares, or approximately 68.36% of the shares entitled to vote at the Annual Meeting, were represented in person or by proxy.

Director Election Proposals

The shareholders of the Company approved the proposals to elect each of the six directors named as nominees in the accompanying proxy statement to the Annual Meeting, each to serve until the end of the annual meeting of shareholders to be held in respect of the fiscal year ended March 31, 2027, or as to each, until their respective successors are elected and qualified, or their earlier death, resignation, disqualification or removal. The final voting results for each proposal submitted to a vote are set forth below:

Name	Votes For	Votes Withheld
Rohan Malhotra	47,904,750	314,101
Saurav Adhikari	47,997,248	221,603
Steven Carlson	48,157,439	61,412
Supurna VedBrat	48,178,139	40,712
Zoë Ashcroft	48,184,914	33,937
Diane B. Glossman	48,196,510	22,341

Auditor Ratification Proposal

The shareholders of the Company approved the proposal to ratify the appointment of ASA & Associates LLP as the Company’s independent registered public accounting firm for the fiscal year ended March 31, 2026. The final voting results for the proposal submitted to a vote are set forth below:

Votes For	Votes Against	Abstentions
54,262,535	9,957	185,182

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROADZEN INC.

Date:	April 1, 2026	By:	/s/ Jean-Noël Gallardo
		Name:	Jean-Noël Gallardo
		Title:	Chief Financial Officer